Exhibit 10.1

Execution Copy

AMENDMENT NO. 9 TO RECEIVABLES PURCHASE AGREEMENT

THIS AMENDMENT NO. 9 TO RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of January 20, 2011, is entered into among WORTHINGTON RECEIVABLES CORPORATION, a Delaware corporation, as Seller (the “Seller”), WORTHINGTON INDUSTRIES, INC., an Ohio corporation, as Servicer (the “Servicer”), THE MEMBERS OF THE VARIOUS PURCHASER GROUPS FROM TIME TO TIME PARTY TO THE AGREEMENT (as defined below) (each, a “Purchaser Group” and collectively, the “Purchaser Groups”), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”).

RECITALS

The Seller, the Servicer, each member of each of the Purchaser Groups and the Administrator are parties to the Receivables Purchase Agreement, dated as of November 30, 2000 (as amended, supplemented or otherwise modified through the date hereof, the “Agreement”); and

The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

2. Amendment to Agreement. Clause (a) of the definition of “Facility Termination Date” set forth in the Exhibit I to the Agreement is hereby amended by deleting the date “January 26, 2011” therein and substituting the date “January 19, 2012” therefor.

3. Representations and Warranties. The Seller and the Servicer each hereby represents and warrants to the Administrator and each member of the various Purchaser Groups from time to time party to the Agreement as follows:

(a) Representations and Warranties. Its representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date);

(b) Enforceability. The execution and delivery by each of the Seller and the Servicer of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on each of its parts. This Amendment and the Agreement, as amended hereby, are each of the Seller’s and the Servicer’s valid and legally binding obligations, enforceable in accordance with its terms; and

(c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

4. Effect of Amendment. All provisions of the Agreement, including as expressly amended and modified by this Amendment, shall remain in full force and effect and are hereby ratified. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of: counterparts of: (a) this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto, and (b) that certain Fifth Amended and Restated Fee Letter, dated as of the date hereof, among PNC, Worthington, the Seller and Market Street Funding LLC (whether by facsimile or otherwise) executed by each of the other parties thereto and (c) such other documents, instruments, agreements and opinions as the Administrator may request.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law other than Section 5-1401 of the New York General Obligations Law).

8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

WORTHINGTON RECEIVABLES CORPORATION, as Seller

By:	/s/ Matthew A. Lockard
Name: Matthew A. Lockard
Title: Treasurer

WORTHINGTON INDUSTRIES, INC., as Servicer

By:	/s/ Dale T. Brinkman
Name: Dale T. Brinkman
Title: Vice President

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MARKET STREET FUNDING LLC

By:	/s/ Doris J. Hearn
Name: Doris J. Hearn
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

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MARKET STREET FUNDING LLC

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ William P. Falcon
Name: William P. Falcon
Title: Vice President

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